UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   January 25, 2013

CopyTele, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdictionof Incorporation)

1-11254                                                                       11-2622630

(Commission File Number)                              (IRS Employer Identification No.)

900 Walt Whitman Road, Melville, NY                                                                        11747

(Address of Principal Executive Offices)                                                              (Zip Code)

(631) 549-5900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02 Unregistered Sales of Equity Securities.

On January 25, 2013, CopyTele, Inc. (the “Company”) completed an offering of $1,765,000 principal amount of 8% Convertible Debentures due 2015 and three-year warrants to purchase 5,882,745 shares of its common stock.   Additional information with respect to the offering will be contained in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2012.

A press release announcing the offering is furnished as Exhibit 99.1 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.
99.1	Press Release, dated January 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPYTELE, INC.

Date: January 28, 2013                                                     By: /s/ Robert A. Berman

                                                                                                        Robert A. Berman

                                                                                                        President and

                                                                                                        Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 25, 2013